UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 30, 2005

HYPERTENSION DIAGNOSTICS, INC

(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2915 Waters Road, Suite 108
Eagan, Minnesota		55121

(Address of principal
executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Items 1.01 through 7.01 and 9.01 are not applicable and therefore omitted.

Item 8.01 Other Events.

     On March 30, 2005, Hypertension Diagnostics, Inc. (“HDI”) agreed to extend the exercise date of warrants to purchase shares of its common stock, $0.01 par value per share (“Common Stock”), and Series A Convertible Preferred Stock, $0.01 par value per share, granted in connection with HDI’s offering, which closed on August 28, 2003 (the “August Offering”) and a second offering which closed on February 9, 2004 (the “February Offering”). Certain warrants, which would have expired on March 31, 2005, were extended to expire on April 29, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.
By /s/ Mark N. Schwartz
Its Chairman of the Board and Chief
Executive Officer

Dated: March 31, 2005